UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2022

THE L.S. STARRETT COMPANY
(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
121 CRESCENT STREET, ATHOL, Massachusetts 01331
(Address of principal executive offices) (Zip Code)
Registrant's telephone number:
978-249-3551

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value per share	SCX	New York Stock Exchange

Item 1.01.
Entry into a Material Definitive Agreement.

The L.S. Starrett Company, a Massachusetts corporation (the “Company”), Tru-Stone Technologies, Inc., a Delaware corporation (“Tru-Stone”), Starrett Kinemetric Engineering, Inc., a Delaware corporation (“Starrett Kinemetric”), Starrett Bytewise Development, Inc., a Delaware corporation (“Starrett Bytewise”, and together with L.S. Starrett, Tru-Stone, Starrett Kinemetric, each a “Borrower” and collectively the “Borrowers”), has entered into a material definitive agreement with HSBC Bank USA, National Association (“HSBC” or “Lender”) comprised of a $30 million revolving line of credit, a $12.1 million term loan and a $7 million capital expenditure draw down credit facility. The facilities are secured by a valid first-priority security interest on substantially all existing and future assets of the Company and its domestic subsidiaries. The Company believes that the agreement provides sufficient liquidity and flexibility to support the current and projected growth needs of the company.

The new credit facilities contain financial covenants with respect to a minimum fixed charge coverage ratio of 1.00, measured on a trailing twelve-month basis, for both the U.S. borrowing companies tested quarterly and the Consolidated L.S. Starrett Company tested semi-annually. The Loan and Security agreement also contains the customary affirmative and negative covenants, including limitations on indebtedness, liens, acquisitions, asset dispositions, fundamental corporate changes, excess pension contributions, and certain customary events of default. Upon the occurrence or continuation of an event of default, the Lender may terminate all commitments and facilities, and require the immediate payment of the entire unpaid principal balances, accrued interest, and all other obligations.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
To the extent required by Item 2.03 of Form 8-K, the information regarding the Loan and Security Agreement set forth under Item 1.01 of this Form 8-K is filed in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits
Exhibit Number	Description
10.1	Loan and Security Agreement, dated April 29, 2022, among HSBC Bank USA, National Association, The L.S. Starrett Company and the borrowers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2022	THE L.S. STARRETT COMPANY

	By:	/s/ John C. Tripp
Name: John C. Tripp
Title: Chief Financial Officer and Treasurer